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                                                                    Exhibit 99.1









                           COVELL GARDENS

                           Historical Summary of Gross Income
                           and Direct Operating Expenses

                           Year ended December 31, 1996

                           (With Independent Auditors' Report Thereon)



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                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors
Covell Gardens (ARV Assisted Living, Inc.):


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Covell Gardens, Davis, California (Historical Summary) for the year ended December 31, 1996. This Historical Summary is the responsibility of Covell Gardens' management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Form 8-K of ARV Assisted Living, Inc. The presentation is not intended to be a complete presentation of Covell Gardens' revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Covell Gardens for the year ended December 31, 1996 in conformity with generally accepted accounting principles.



                                           /s/ KPMG PEAT MARWICK LLP



Sacramento, California
February 15, 1997



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                                 COVELL GARDENS

                       Historical Summary of Gross Income
                          and Direct Operating Expenses

                          Year ended December 31, 1996




Gross income:
    Rental revenue                                            $2,751,038
    Other income                                                  61,499
                                                              ----------

           Total income                                        2,812,537
                                                              ----------

Direct operating expenses:
    Administrative                                               137,882
    Marketing                                                     54,029
    Food service                                                 641,308
    Assisted living                                              174,674
    Resident services                                            276,230
    Maintenance                                                  122,767
    Utilities                                                    135,030
    Taxes and insurance                                          111,108
                                                              ----------

           Total expenses                                      1,653,028
                                                              ----------

           Excess of revenue over direct operating expenses   $1,159,509
                                                              ==========


See accompanying notes to historical summary.
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                                 COVELL GARDENS

                   Notes to Historical Summary of Gross Income
                          and Direct Operating Expenses

                          Year ended December 31, 1996




(1)    BUSINESS

       Covell Gardens is an independent and assisted living facility (ALF) located in Davis, California. The objective of Covell Gardens is to provide residents with independent housing and assisted living care. Covell Gardens has 157 living units (124 independent living units and 33 ALF units).


(2)    BASIS OF PRESENTATION

       The Historical Summary presents only specified revenues and expenses and is not a complete presentation of Covell Gardens' revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting.

       GROSS INCOME

       Gross income is comprised of monthly rental charges for Covell Gardens' independent living and ALF units as well as ancillary charges for housekeeping services.

       DIRECT OPERATING EXPENSES

       Direct operating expenses include only those costs comparable to the proposed future operations of Covell Gardens. Costs such as mortgage interest, depreciation, amortization, management fees and attorneys' fees are excluded from the Historical Summary.